Exhibit 10.2


                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT

     This Contribution, Conveyance and Assumption Agreement, dated as of March ___, 2007 is entered into by and among HPG ACQUISITION LLC, a Texas limited liability company (formerly HAMPSHIRE PLAZA GARAGE, LLC, a New Hampshire limited liability company) (the "Company"); TCTB PARTNERS, LTD, a Texas ------- limited partnership, ("TCTB Partners") as nominee for AMEN PROPERTIES, INC., a Delaware corporation, DALE A. BROWN, CARY D. BROWN, MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, KYLE STALLINGS, JOHN NORWOOD and JON MORGAN (collectively the "Old TCTB Group"), and S.E.S. INVESTMENTS, LTD., a Texas limited partnership ("SES"), HERMAN C. WALKER, III, ("Walker") ERIC D. BOYT PENSION PLAN ("Boyt") and MILLARD V. OAKLEY, and UNIVERSAL GUARANTY LIFE INSURANCE COMPANY, (collectively the "Initial Members").

     The  foregoing   shall  be  referred  to  individually  as  a  "Party"  and collectively as the "Parties".

                                R E C I T A L S:

      WHEREAS, the HAMPSHIRE PLAZA GARAGE, LLC was formed by the Initial Members pursuant to the laws of the State of New Hampshire to own and operate certain real estate properties;

      WHEREAS, the Company was formed by the Initial Members pursuant to the laws of the State of Texas, and HAMPSHIRE PLAZA GARAGE, LLC, merged with the Company, with the Company being the surviving entity;

      WHEREAS the Company, SES and the Old TCTB Group currently own, as tenants in common, all interests in certain commercial properties in Midland, Texas;

      WHEREAS, the Metro Building Owners (hereinafter defined) currently hold title to a commercial property known as the Metro Building in Midland, Texas and desire to contribute their ownership of such property to the Company;

      WHEREAS the Company owns additional properties in Midland. Texas that it desires to continue to hold for investment purposes; and

      WHEREAS, the Parties have determined that it is in the best interests of the parties to consolidate ownership of the properties in one entity, and thus the Old TCTB Group, the Metro Building Owners and SES desire to contribute their ownership interests in certain commercial real properties to the Company in exchange for membership interests in the Company.

      NOW,  THEREFORE,   in  consideration  of  their  mutual  undertakings  and
      agreements hereunder, the Parties undertake and agree as follows:

                                   ARTICLE I
                            Definitions and Schedules

1.1 Definitions. The following capitalized terms have the meanings given below:

      (a)  "Agreement"  means  this  Contribution,   Conveyance  and  Assumption
      Agreement.

      (b) "Assets" has the meaning assigned to such term in Section 4.1.

      (c) "Company Agreement" means the First Amended and Restated Company Agreement of the Company, as it may be amended and restated from time to time.

      (d) "Effective Date" means March 1, 2007.

      (e) "Effective Time" means 12:01 a.m. Central Standard Time on the Effective Date.

      (f) "Hampshire Assets" means collectively, the interests in the Assets owned by the Company prior to the execution of this Agreement, as set forth on Schedule 2.4.

      (g)  "Individual  Assignments"  has the  meaning  assigned to such term in
      Section 2.3.

      (h) "Liabilities" means all obligations and liabilities associated with the Assets.

      (i) "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

      (j) "Metro  Building  Owners"  means Jon Morgan,  John  Norwood,  Boyt and
      Walker.

      (k) "Metro Building Owner Assets" means collectively, the interests in the Assets owned by the Metro Building Owners, as set forth on Schedule 2.3.

      (l) "Old TCTB Group Assets" means collectively, the interests in the Assets owned by the Old TCTB Group, as set forth on Schedule 2.1.

      (m) "Party and Parties" have the meanings assigned to such terms in the first paragraph of this Agreement.

      (n) "Sharing Ratios" means the Sharing Ratios (as defined in the Company Agreement) of the Parties following the transaction contemplated by this Agreement.

      (o)  "TCTB  Company   Agreement"  means  the  company  agreement  of  TCTB
      Management entered into by the members of TCTB Management dated September 29, 2006.

      (p) "TCTB Sharing Ratios" means the Sharing Ratios (as defined in the TCTB Company Agreement) of the Parties in TCTB Management prior to the transaction contemplated by this Agreement.

1.2 Schedules. The following schedules are attached hereto:

      Schedule 2.1 - Description of Old TCTB Group Assets;

      Schedule 2.2 - Description of SES Assets;

      Schedule 2.3 - Description of Metro Building Owner Assets;

      Schedule 2.4 - Description of Hampshire Assets;

      Schedule 2.5 - TCTB Sharing Ratios;

      Schedule 2.6 - HPG Acquisition New Sharing Ratios;

      Schedule 3.1 - Schedule of Additional Capital Contributions

      Schedule 7.3 - First Amended and Restated Company Agreement


                                   ARTICLE II
                              Closing Transactions

2.1 Contribution of Old TCTB Group Assets to Company. The Old TCTB Group hereby contributes and conveys to the Company all of its fee simple and other ownership interests in the Old TCTB Group Assets effective as of the Effective Date.

     TO HAVE AND TO HOLD the Old TCTB Group Assets unto the Company, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The Company will issue membership interest in the Company to each member of the Old TCTB Group in the amounts set forth on Schedule 2.6, and each member of the Old TCTB Group acknowledges the receipt of membership interest in the Company as consideration for the contributions of undivided interests in the Old TCTB Group Assets.

2.2 Contribution of SES Assets to Company. SES hereby contributes and conveys to the Company all of its interest in the SES Assets.

     TO HAVE AND TO HOLD the SES Assets unto the Company, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The Company will issue membership interest in the Company to SES in the amounts set forth on Schedule 2.6, and SES acknowledges the receipt of membership interest in the Company as consideration for the contributions of undivided interests in the SES Assets.

2.3 Individual Assignments. To further evidence the contributions of the Assets reflected in this Agreement, each Contributing Party (hereinafter defined) making such contribution shall have executed and delivered to the Company certain conveyance, assignment and bill of sale instruments (the "Individual Assignments"). The Individual Assignments shall evidence and perfect such contributions and conveyances made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement, and the language of the Individual Assignments shall be controlling as to the conveyances.

2.4 Contribution of Metro Building Owners Assets to Company. The Metro Building Owners hereby contribute and convey to the Company all of its interest in the Metro Building Owners Assets.

     TO HAVE AND TO HOLD the Metro Building Owners Assets unto the Company, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The Company will issue membership interest in the Company to the Metro Building Owners in the amounts set forth on Schedule 2.6, and the Metro Building Owners acknowledge the receipt of membership interest in the Company as consideration for the contributions of undivided interests in the Metro Building Owners Assets.


                                  ARTICLE III
         Additional Capital Contributions and Assumption of Obligations

3.1 Additional Capital Contributions. In connection with the contribution of the Assets to the Company, the Old TCTB Group, the Metro Building Owners and SES acknowledge that prior to this Agreement, the Company owned 100% of three properties in Midland, Texas, with an agreed value of $2,100,000, but subject to debt in the amount of $373,862. Additionally, the Company, the Old TCTB Group and SES acknowledge that the Metro Building Owners are contributing a 100% interest in the property known as the Metro Building, in Midland, Texas, with an agreed value of $175,000. Accordingly, SES and the Old TCTB Group agree to make additional capital contributions in the form of cash in the amounts set forth on
Schedule 3.1 in order to have Sharing Ratios in the Company equal to the TCTB Sharing Ratios. Such capital contributions shall be made within five (5) businesses days of the execution of this Agreement. After the additional capital contributions are made by the Old TCTB Group and SES, the Metro Building Owners will make the contribution of the Metro Building, and the Sharing Ratios will be adjusted to reflect the addition value contributed by the Metro Building Owners. The final Sharing Ratios reflecting all additional capital contributions by the Old TCTB Group, SES and the Metro Building Owners are set forth on Schedule 2.6.

3.2 Assumption of Obligations and Rights. In connection with the contribution of the Assets to the Company, as set forth above, the Company hereby assumes and agrees to duly and timely pay, perform and discharge all of the obligation of the Contributing parties related to the Properties, to the full extent that the Contributing Party (hereinafter defined) has been heretofore or would have been in the future obligated to pay, perform and discharge such obligation were it not for such contribution and the execution and delivery of this Agreement. The Company will be entitled to all revenues related to the Assets accruing after the Effective Date.

3.3 General Provisions. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this
Article III, none of the parties shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to any liens or security interests securing consensual indebtedness covering any of the assets, except to the extent set forth in Section 4.1 below, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III.


                                   ARTICLE IV
                                  Title Matters

4.1 Encumbrances.

     (a) Each Contributing Party represents that that the Assets contributed by such Contributing Party are free from liens and encumbrances. The Parties acknowledge that the Hampshire Assets are subject to a debt in the amount of $373,862 in favor of First National Bank, Midland, Texas, and payable by the Company.

     (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

4.2 Disclaimer of Warranties; Subrogation.

     (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS,

    REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT.

     (b) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

     (c) Each of the  Parties  agrees  that the  disclaimers  contained  in this
    Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

4.3 Indemnification by Initial Members. The Initial Members acknowledge that the Company was involved in various business activities prior to the date of the execution of this Agreement that could give rise to potential liabilities or claims by third parties, or obligations to third parties. As a part of the consideration for the New Members entering into this Agreement and becoming Members of the Company, THE INITIAL MEMBERS AGREE TO RELEASE, PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS FOREVER THE NEW MEMBERS, AND THEIR OFFICERS, DIRECTORS, EMPLOYEES AND SUBSIDIARIES AND AFFILIATES FROM ALL CLAIMS, LIABILITY, DAMAGES, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES. ACCOUNTING FEES AND COURT COSTS) OR OTHER COSTS INCURRED AS A RESULT OF ACTIVITIES, CLAIMS, DEMANDS, LAWSUITS, CAUSES OF ACTION, OR JUDGMENTS ARISING AS A RESULT OF THE INITIAL MEMBERS' OWNERSHIP OR OPERATION OF THE COMPANY PRIOR TO THE CLOSING DATE, INCLUDING ANY OBLIGATIONS FOR THE PAYMENT OF TAXES, FEES, EXPENSES, ATTORNEYS FEES, OR OBLIGATIONS OF ANY TYPE.

4.4 Indemnification by New Members. The New Members acknowledge that they were involved in various business activities relating to the contributed assets prior to the date of the execution of this Agreement that could give rise to potential liabilities or claims by third parties, or obligations to third parties. As a part of the consideration for the Initial Members entering into this Agreement, THE NEW MEMBERS AGREE TO RELEASE, PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS FOREVER THE INITIAL MEMBERS, AND THEIR OFFICERS, DIRECTORS, EMPLOYEES AND SUBSIDIARIES AND AFFILIATES FROM ALL CLAIMS, LIABILITY, DAMAGES, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) OR OTHER COSTS INCURRED AS A RESULT OF ACTIVITIES, CLAIMS, DEMANDS, LAWSUITS, CAUSES OF ACTION, OR JUDGMENTS ARISING AS A RESULT OF THE NEW MEMBERS' OWNERSHIP OR OPERATION OF ASSETS PRIOR TO THE CLOSING DATE, INCLUDING ANY OBLIGATIONS FOR THE PAYMENT OF TAXES, FEES, EXPENSES, ATTORNEYS FEES, OR OBLIGATIONS OF ANY TYPE.


                                   ARTICLE V
                               FURTHER ASSURANCES

5.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.


                                   ARTICLE VI
                               POWERS OF ATTORNEY

6.1 Contributing Parties. Each of the Parties that has contributed the Assets as reflected by this Agreement (each a "Contributing Party") hereby constitutes and appoints the Company its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the Company and its successors and assigns, to demand and receive from time to time the applicable Assets contributed and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the Company as may be appropriate, any and all proceedings at law, in equity or otherwise which the Company and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the applicable Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the applicable Assets, and (c) do any and all such acts and things in furtherance of this Agreement as the Company or its successors or assigns shall deem advisable. Each Contributing Party hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.

                                  ARTICLE VII
                                  MISCELLANEOUS

7.1 Order of  Completion  of  Transactions.  The  transactions  provided  for in
Article II (except as otherwise noted) and Article III of this Agreement shall be completed on the Effective Date in the following order:

     First, the transactions provided for in Article II, Sections 2.1 to 2.3 shall be completed in the order set forth therein, with the Individual Assignments being recorded; and

     Second, the transactions provided for in Article III shall be completed in the order set forth therein.

     Third, the transactions provided for in Article II, Section 2.4 shall be completed in the order set forth therein.

7.2 Costs. The Company shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

7.3 Tax Basis. The Parties understand that the properties will have the same tax basis as they had prior to the contribution and therefore each Contributing Party may have a different allocation of tax basis inside the Company for partnership tax purposes. The parties understand that special allocation provisions are set forth in the Company Agreement to adjust for the differences in tax basis. The Parties agree to execute the First Amended and Restated Company Agreement, a copy of which is attached as Schedule 7.3, immediately following the transactions contemplated in this Agreement.

7.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

7.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

7.6 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

7.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

7.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

7.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

7.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.

7.12 Integration. This Agreement, the Company Agreement, the conveyance documents and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                                        TCTB Partners, Ltd.
                                        By: TCTB Company, Inc.,
                                        its sole general partner


                                        By: /s/ Jon Morgan
                                           -------------------------------------
                                           Jon Morgan, President

                                        AMEN PROPERTIES, INC.

                                        By:/s/ Jon Morgan
                                           -------------------------------------
                                           Jon Morgan, President

                                           /s/ DALE A. BROWN
                                           -------------------------------------
                                           DALE A. BROWN

                                           /s/ CARY D. BROWN
                                           -------------------------------------
                                           CARY D. BROWN

                                           /s/ KYLE STALLINGS
                                           -------------------------------------
                                           KYLE STALLINGS


                                        MCGRAW BROTHERS INVESTMENTS

                                        By:/s/ Kyle A. McGraw
                                           -------------------------------------
                                           Kyle A. McGraw, Managing General
                                           Partner

                                           /s/ JOHN NORWOOD
                                           -------------------------------------
                                           JOHN NORWOOD

                                           /s/ JON MORGAN
                                           -------------------------------------
                                           JON MORGAN

                                           /s/ HERMAN C. WALKER, III
                                           -------------------------------------
                                           HERMAN C. WALKER, III


                                        ERIC D. BOYT PENSION PLAN

                                        By:/s/ Eric D. Boyt
                                           -------------------------------------
                                           Eric D. Boyt, Trustee


                                        S.E.S. INVESTMENTS, LTD.
                                        By: S.E.S. Operating, Inc., its general
                                            partner


                                           /s/ Wes Perry
                                           -------------------------------------
                                           Wes Perry, President

                                        HPG ACQUISITION, LLC
                                        By: Universal Guaranty Life Insurance
                                            Company, Member


                                        By:/s/ Doug Ditto
                                           -------------------------------------
                                           Doug Ditto, Assistant V. P.

                                        Universal Guaranty Life Insurance
                                        Company, Member

                                           /s/ Doug Ditto
                                           -------------------------------------
                                           Doug Ditto, Assistant V. P.

                                           /s/ MILLARD V. OAKLEY
                                           -------------------------------------
                                           MILLARD V. OAKLEY

STATE OF TEXAS

COUNTY OF MIDLAND


     The foregoing instrument was acknowledged before me this ___ day of March, 2007, by Jon Morgan, the President of TCTB Company, Inc, as general partner of TCTB Partners, Ltd., on behalf of said limited partnership.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March, 2007.


                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March, 2007, by Jon Morgan, the President of AMEN PROPERTIES, INC.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND


     The foregoing instrument was acknowledged before me this ___ day of March 2007, by DALE A. BROWN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------

STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by CARY D. BROWN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by Kyle A. McGraw as Managing General Partner of MCGRAW BROTHERS INVESTMENTS, a Texas general partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by KYLE STALLINGS.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------

STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by JOHN NORWOOD.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by JON MORGAN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by HERMAN C. WALKER, III.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------

STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by ERIC D. BOYT as Trustee of the ERIC D. BOYT PENSION PLAN, on behalf of said pension plan.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF TEXAS

COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this ___ day of March, 2007, by Wes Perry, the President of S.E.S. Operating, Inc., as general partner of S.E.S. Investments, Ltd., on behalf of said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March, 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------

STATE OF KENTUCKY

COUNTY OF ____________

     The foregoing instrument was acknowledged before me this ___ day of March, 2007, by ____________________, the __________________ of Universal Guaranty Life
Insurance Company, as member of HPG Acquisition LLC a Texas limited liability company, on behalf of said limited liability company.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March, 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF KENTUCKY

COUNTY OF ____________

     The foregoing instrument was acknowledged before me this ___ day of March, 2007, by ____________________, the __________________ of Universal Guaranty Life
Insurance Company, on behalf of said company.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March, 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Texas
                                           My commission expires:
                                                                 ---------------


STATE OF __________

COUNTY OF _________

     The foregoing instrument was acknowledged before me this ___ day of March 2007, by MILLARD V. OAKLEY.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of March 2007.

                                           -------------------------------------
                                           Notary Public in and for the State of
                                           ________
                                           My commission expires:
                                                                 ---------------

                                  Schedule 2.1
                                  ------------

All of THE OLD TCTB GROUP's undivided 25% interest in and to the following described assets:

     (a) Real Property. Fee simple interest in those certain parcels of real estate known as the Bank of America Building, located at 303 W. Wall, Midland, Texas; the Century Plaza Building, located at 310 W. Wall, Midland, Texas; and the Bank of America Drive-thru Bank, located at 400 N. Loraine, Midland, Texas, and legally described in the Special Warranty Deed executed in connection with this Agreement, being the land ("Lands"), together with (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of THE OLD TCTB GROUP, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

     (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by THE OLD TCTB GROUP and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

     (c) Leases. THE OLD TCTB GROUP's interest as landlord in and to the leases with various tenants (the "Tenants") relating to the Improvements, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

     (d) Permits. THE OLD TCTB GROUP's interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by THE OLD TCTB GROUP and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

     (e) Warranties. THE OLD TCTB GROUP's interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, THE OLD TCTB GROUP, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

     (f) Contracts. THE OLD TCTB GROUP's interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

     (g) Other Intangibles. THE OLD TCTB GROUP's interest in and to all other assignable intangible property (the "Other Intangible Property") owned by THE OLD TCTB GROUP pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

                                  Schedule 2.2
                                  ------------

All of SES's undivided 10% interest in and to the following described assets:

     (a) Real Property. Fee simple interest in those certain parcels of real estate known as the Bank of America Building, located at 303 W. Wall, Midland, Texas; the Century Plaza Building, located at 310 W. Wall, Midland, Texas; and the Bank of America Drive-thru Bank, located at 400 N. Loraine, Midland, Texas, and legally described in the Special Warranty Deed executed in connection with this Agreement, being the land ("Lands"), together with (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of SES, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

     (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by SES and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

     (c) Leases. SES's interest as landlord in and to the leases with various tenants (the "Tenants") relating to the Improvements, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

     (d) Permits. SES's interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by SES and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

     (e) Warranties. SES's interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, SES, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

     (f) Contracts. SES's interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

     (g) Other Intangibles. SES's interest in and to all other assignable intangible property (the "Other Intangible Property") owned by SES pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

                                  Schedule 2.3
                                  ------------

All of the Metro Building Owners' 100% interest in and to the following described assets:

     (a) Real Property. Fee simple interest in those certain parcels of real estate known as the Metro Building, located at 119 Colorado Street, Midland, Texas, and legally described in the Special Warranty Deed executed in connection with this Agreement, being the land ("Lands"), together with (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of Metro Building Owners, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

     (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by Metro Building Owners and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

     (c) Leases. Metro Building Owners' interest as landlord in and to the leases with various tenants (the "Tenants") relating to the Improvements, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

     (d) Permits. Metro Building Owners' interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by Metro Building Owners and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

     (e) Warranties. Metro Building Owners' interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, Metro Building Owners, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

     (f) Contracts. Metro Building Owners' interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

     (g) Other Intangibles. Metro Building Owners' interest in and to all other assignable intangible property (the "Other Intangible Property") owned by Metro Building Owners pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

                                  Schedule 2.4
                                  ------------

TRACTS 1, 2, and 3: All of the Company's undivided 65% interest in and to the following described assets:

     (a) Real Property. Fee simple interest in those certain parcels of real estate known as the Bank of America Building, located at 303 W. Wall, Midland, Texas; the Century Plaza Building, located at 310 W. Wall, Midland, Texas; and the Bank of America Drive-thru Bank, located at 400 N. Loraine, Midland, Texas, and legally described in the Special Warranty Deed executed in connection with this Agreement, being the land ("Lands"), together with (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of the Company, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

     (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by the Company and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

     (c) Leases. the Company's interest as landlord in and to the leases with various tenants (the "Tenants") relating to the Improvements, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

     (d) Permits. the Company's interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by the Company and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

     (e) Warranties. the Company's interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, the Company, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

     (f) Contracts. the Company's interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

     (g) Other Intangibles. the Company's interest in and to all other assignable intangible property (the "Other Intangible Property") owned by the Company pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

TRACTS 4, 5 and 6: All of the Company's 100% ownership interest in and to the following described assets:

     (a) Real Property. Fee simple interest in those certain parcels of real estate known as 306 W. Wall, Midland, Texas 114 N. Big Spring, and 123 N. Colorado Street, Midland, Texas, and legally described in the Special Warranty Deeds of record in Midland County, Texas, being the land ("Lands"), together with (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of the Company, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

     (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by the Company and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

     (c) Leases. the Company's interest as landlord in and to the leases with various tenants (the "Tenants") relating to the Improvements, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

     (d) Permits. the Company's interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by the Company and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

     (e) Warranties. the Company's interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, the Company, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

     (f) Contracts. the Company's interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

     (g) Other Intangibles. the Company's interest in and to all other assignable intangible property (the "Other Intangible Property") owned by the Company pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

                                  Schedule 2.5

                               TCTB Sharing Ratios
                               -------------------


                Owner                                                Ownership %
                -----                                                -----------

                Dale A. Brown                                            1.0404%

                Cary D. Brown                                            1.0404%

                McGraw Brothers Investments                              2.0808%

                Amen Properties, Inc.                                   18.0171%

                Kyle Stallings                                           2.0065%

                Jon Morgan                                               0.4074%

                John Norwood                                             0.4074%

                S.E.S. Investments, Ltd                                 10.0000%

                HPG Acquisition LLC, formerly
                Hampshire Plaza Garage, LLC                             65.0000%
                                                                     -----------
                                Total                                  100.0000%

                                  Schedule 2.6

                     HPG Acquisition LLC New Sharing Ratios
                     --------------------------------------


                                                                        New
                Owner                                                Ownership %
                -----                                                -----------

                Dale A. Brown                                            1.0281%

                Cary D. Brown                                            1.0281%

                McGraw Brothers Investments                              2.0562%

                Amen Properties, Inc.                                   17.8045%

                Kyle Stallings                                           1.9828%

                Jon Morgan                                               0.9572%

                John Norwood                                             0.9572%

                Herman C. Walker, III                                    0.0354%

                Eric D. Boyt Pension Plan                                0.0354%

                S.E.S. Investments, Ltd                                  9.8820%

                Millard Oakley                                          21.4110%

                Universal Guaranty Life Insurance                       42.8200%
                Company                                              -----------

                                Total                                 100.00000%

                                  Schedule 3.1

                        Additional Capital Contributions
                        --------------------------------

                                         Value of                Total Value          Additional Capital
                                        3 Original              After 3 New             Contributions
            Owner                        Buildings                Buildings                  Needed
------------------------------     --------------------     --------------------     --------------------
                                   $        12,000,000      $        14,655,596      $         2,655,597

Dale A. Brown                      $           124,848      $           152,477      $            27,629

Cary D. Brown                      $           124,848      $           152,477      $            27,629

McGraw Brothers Investments        $           249,696      $           304,954      $            55,258
                                                                                     $                 -
Amen Properties, Inc.              $         2,162,052      $         2,640,513      $           478,461

Kyle Stallings                     $           240,780      $           294,065      $            53,285

Jon Morgan                         $            48,888      $            59,707      $            10,819

John Norwood                       $            48,888      $            59,707      $            10,819

S.E.S. Investments, Ltd            $         1,200,000      $         1,465,560      $           265,560

HPG Acquisition, LLC (formerly
 Hampshire Plaza Garage, LLC)      $         7,800,000      $         9,526,137 *    $         1,726,138
                                   --------------------     ---------------------------------------------
            Total                  $        12,000,000      $        14,655,596      $         2,655,597
* HPG Acquisition, LLC already
 owns three properties located
 at 306 W. Wall, 123 N.
 Colorado St., and 114 N. Big
 Spring, in Midland, Texas